PARTIAL ASSIGNMENT AGREEMENT

      This Partial Assignment Agreement (this "Agreement") is made as of August 27, 1997, by and between STERLING NATIONAL BANK, a national banking association formerly known as Sterling National Bank & Trust Company of New York ("Assignor Lender"), and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Assignee Lender"). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement (as hereinafter defined).

                                    RECITALS:

      A. Business Loan Center, Inc., a Delaware corporation ("BLC"), BLC Financial Services, Inc., a Delaware corporation ("Parent"), and Business Loan Center, a New York general partnership ("Partnership," and collectively with BLC and Parent, the "Borrowers"), and Assignor Lender have entered into that certain Revolving Credit Agreement dated as of December 19, 1994 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Assignor Lender has agreed to make certain Advances to Borrowers.

      B. Assignor Lender desires to assign to Assignee Lender a portion of its interest in the Revolving Credit Loan, the Obligations, the Loan Documents and the Collateral, and to delegate to Assignee Lender a portion of its Commitment and all of its other duties and obligations with respect to the Revolving Credit Loan, the Obligations, the Loan Documents and the Collateral, all to the extent and on the terms set forth below. Assignee Lender desires to accept such partial assignment and delegation from Assignor Lender.

      C. Contemporaneously with the execution and delivery of this Agreement, Assignor Lender and Assignee Lender are entering into that certain Intercreditor Agreement of even date herewith to determine their relative rights and priorities with respect to the Collateral and the Revolving Credit Loan (the "Intercreditor Agreement").

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

1.    ASSIGNMENT, DELEGATION, AND ACCEPTANCE

      1.1 Assignment. Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2 hereof), a portion of Assignor Lender's right, title, and interest in and obligations under the Revolving Credit Loan, the Obligations, the Multi-Party Agreement, the Loan Documents and the Collateral consisting of: (a) the portion of the aggregate outstanding Revolving Credit Loan, as of the Effective Date (as defined below), advanced by Assignor Lender against the Unguaranteed Portion of Eligible SBA Loans (as hereinafter defined), including, but not limited to, the amount of all Junior Participation Amounts as such term is defined in the Amended and Restated Junior Participation Agreement dated February 7, 1996 (the "Junior Participation Agreement") between Assignor Lender and Sydney Yoskowitz (the "Assigned Portion of the Revolving Credit Loan"); (b) a Pro Rata Percentage (as defined below) of the Obligations;
(c) an undivided interest in the rights and remedies under Multi-Party Agreement and the Loan Documents with respect to the Assigned Portion of the Revolving Credit Loan; and (d) an undivided interest in the Collateral, subject to the terms of the Intercreditor Agreement. A list of the Loan Documents is attached as Schedule 1.1 hereto. As used herein "Unguaranteed Portion of Eligible SBA Loans" means that portion of the Outstanding Balance which was used to fund the Unguaranteed Amount. As used herein, "Pro Rata Percentage" means the percentage obtained by dividing the Assigned Portion of the Revolving Credit Loan by the aggregate outstanding amount of the Revolving Credit Loan as of the Effective Date. The calculation of the Pro Rata Percentage is set forth on Schedule 2.1 attached hereto.

      1.2 Delegation. Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender, without recourse, representations or warranties of any kind (except as set forth in Section 3.2 hereof), the portion of its Commitment with respect to Advances against the Unguaranteed Portion of Eligible SBA Loans.


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

      1.3 Acceptance by Assignee Lender. By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts the transfer, assignment and delegation from Assignor Lender with respect to the Revolving Credit Loans, the Obligations, the Multi-Party Agreement, the Loan Documents, the Collateral and the Commitment on the terms and conditions provided in this Agreement (the "Assignment and Delegation"), and agrees to be bound by the terms and conditions thereof. Assignee Lender hereby unconditionally and absolutely releases and discharges Assignor Lender and agrees to indemnify and hold harmless Assignor Lender, from and against any and all duties, liabilities and other obligations of any kind whatsoever arising from, under or in connection with the Revolving Credit Loans, the Obligations, the Multi-Party Agreement, the Loan Documents, the Collateral and the Commitment assigned to, and/or assumed by Assignee Lender hereunder, to the extent that such duties, liabilities or other obligations relate to actions taken or omitted to be taken by or on behalf of Assignee Lender after the effectiveness of the Assignment and Delegation; provided, that such release and indemnification shall not apply to any duties, liabilities or other obligations arising from a breach of Assignor Lender's representations, warranties and covenants under Section 3.2 hereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from those obligations and duties under the Multi-Party Agreement, the Loan Documents and the Commitment that have been assigned and delegated to Assignee Lender hereunder.

      1.4 Effective Date. The Assignment and Delegation by Assignor Lender and acceptance by Assignee Lender will be effective as of the date of this Agreement ("Effective Date") and upon payment by Assignee Lender of the Assigned Amount (as defined below).

2.    PAYMENT BY ASSIGNEE LENDER; DELIVERIES BY ASSIGNOR LENDER AND ASSIGNEE
      LENDER

      2.1 Payment of the Assigned Amount. Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than 3:00 p.m. (New York time) on the Effective Date, an amount equal to the Pro Rata Percentage of (a) the then outstanding principal amount of the Revolving Credit Loan, and (b) accrued


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

interest, fees and other amounts, all as set forth on Schedule 2.1 (the "Assigned Amount").

      2.2 Amendment and Restatement of Loan Documents; Further Assurances. Each of Assignor Lender and Assignee Lender confirms that (a) upon payment of the Assigned Amount, it will execute and deliver amendments or amendments and restatements of the Credit Agreement and other relevant Loan Documents amending or restating its respective rights and obligations with respect to the Borrowers, after giving effect to this Agreement, and (b) it has provided to the other full and complete copies of each such amendment or amendment and restatement. Each of Assignor Lender and Assignee Lender agrees to execute and deliver such certificates, documents of assignment, and other documents, and take such other steps, as the other may reasonably request to evidence or effectuate the terms of this Agreement.

3.    REPRESENTATIONS, WARRANTIES AND COVENANTS

      3.1 Assignee Lender's Representations, Warranties and Covenants. Assignee Lender hereby represents, warrants, and covenants the following to Assignor
Lender:

            (a) This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

            (b The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Federal, state or local governmental authority, agency or court, or any other person or entity;

            (c) Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

            (d) Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of each of Borrowers, has conducted its own evaluation of the Revolving Credit Loans and the Obligations, the Collateral, the Loan Documents and each Borrower's creditworthiness, has made its decision to become a lender to Borrowers independently and


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

without reliance upon Assignor Lender, and will continue to do so; and

            (e) Assignee Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby.

      3.2 Assignor Lender's Representations, Warranties and Covenants. Assignor Lender hereby represents, warrants and covenants the following to Assignee
Lender:

            (a) The Assigned Amount is the total amount of the Obligations owed to Assignor Lender as of the Effective Date with respect to Advances against the Unguaranteed Portion of Eligible SBA Loans;

            (b) This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

            (c) The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Federal, state or local governmental authority, agency or court, or any other person or entity;

            (d) Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

            (e) Subject to the payment in full by Assignor Lender of the amounts owing under the Junior Participation Agreement with respect to the Junior Participation Amount, which amounts are included in and will be paid by Assignor Lender from the Assigned Amount, Assignor Lender is the legal and beneficial owner of the interests in the Revolving Credit Loan, the Obligations, the Multi-Party Agreement, the Loan Documents, and the security interest in the Collateral being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and


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

            (f) This Assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

4.    LIMITATIONS OF LIABILITY

      Except as provided in Section 3.2 hereof, Assignor Lender makes no representations or warranties of any kind, and assumes no responsibility or liability whatsoever, with regard to (a) the Multi-Party Agreement, the Loan Documents or any other document or instrument furnished pursuant thereto or the Revolving Credit Loan or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any security interest or lien upon the Collateral, or (e) the financial condition of any of Borrowers or other obligor or the performance or observance by any of Borrowers of its obligations under the Multi-Party Agreement or any of the Loan Documents. Assignor Lender does not and will not have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to, the accuracy or completeness of any information provided to Assignee Lender that has been provided to Assignor Lender by any of Borrowers. Nothing in this Agreement, the Multi-Party Agreement or the Loan Documents shall impose upon Assignor Lender any fiduciary relationship in respect of Assignee Lender.

5.    FAILURE TO ENFORCE

      No failure or delay on the part of either party in the exercise of any power, right, or privilege under this Agreement will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

6.    NOTICES


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

      Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

7.    AMENDMENTS AND WAIVERS

      No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender and Assignee Lender.

8.    SEVERABILITY

      Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegality, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

9.    SECTION TITLES

      Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10.   SUCCESSORS AND ASSIGNS

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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

11.   Entire Agreement

      This Agreement and the Intercreditor Agreement of even date herewith between Assignor Lender and Assignee Lender represent the final agreement between the parties with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

12.   APPLICABLE LAW; CONSENT TO JURISDICTION AND VENUE

      THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. The parties hereto irrevocably agree that any suit, action or other proceeding arising out of this Agreement shall be brought only in the courts of the State of New York or the courts of the United States located within the State of New York, in each case in the county of New York, consent and submit to the exclusive jurisdiction of each such court in any such suit, action or proceeding and waive any objection which they, or any of them, may have to personal jurisdiction or the laying of venue of any such suit, action or proceeding in any such courts and agree not to seek to change venue.

13.   WAIVER OF JURY TRIAL

      BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, ASSIGNOR LENDER AND ASSIGNEE LENDER HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS


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

INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. ASSIGNOR LENDER AND ASSIGNEE LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. ASSIGNOR LENDER AND ASSIGNEE LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

14.   COUNTERPARTS

      This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.


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

      IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.


"Assignee Lender"                         "Assignor Lender"

TRANSAMERICA BUSINESS CREDIT              STERLING NATIONAL BANK
 CORPORATION



By: /s/ Sam V.LoBosco                     By: /s/ Leonard Rudolph
    --------------------                      ----------------------
    Sam V. LoBosco                            Leonard Rudolph
    Vice President - Credit                   Executive Vice President

Notice Address                            Notice Address

8750 W. Bryn Mawr Avenue                  430 Park Avenue
Suite 720                                 4th Floor
Chicago, Illinois  60631                  New York, New York  10022
Attn.:  Account Executive - BLC           Attn.:  Leonard Rudolph


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

                     ACKNOWLEDGEMENT AND WAIVER AND RELEASE

      Each of the undersigned Borrowers hereby acknowledges and consents to the terms of the foregoing Partial Assignment Agreement and confirms that it will execute any and all amendments, amendments and restatements, and other instruments and documents necessary or appropriate to evidence or effectuate the terms of such Partial Assignment Agreement and will take no actions contrary to the terms of such Partial Assignment Agreement.

      Each of the undersigned Borrowers further hereby waives, and releases both Assignee Lender and Assignor Lender from, any and all claims, causes of actions, demands, debts, obligations, liabilities, and any and all other claims which any of Borrowers may now or hereafter have against Assignee Lender or Assignor Lender arising from any actions taken or omitted to be taken prior to the date of such Partial Assignment Agreement in connection with the Revolving Credit Loans, Obligations, Loan Documents, Collateral and Commitments assigned to, and/or assumed by Assignee Lender under such Partial Assignment Agreement. Each of the undersigned Borrowers hereby further agrees and acknowledges that Assignor Lender no longer has any rights, obligations or liabilities regarding loans to Borrowers with respect to the Unguaranteed Portion of Eligible SBA Loans and that only Assignee Lender shall have any rights, obligations or liabilities with respect thereto as more fully set forth in its documents with Borrowers. Each of the undersigned Borrowers acknowledges and agrees that such waiver and release extends to


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

and includes even those claims which it does not know or suspect to exist in its favor at the time of executing this waiver and release.

Dated:August 27, 1997                     BUSINESS LOAN CENTER, INC.


                                          By:  /s/ Jennifer Napier
                                               --------------------------
                                               Jennifer Napier
                                               Chief Financial Officer


                                          BLC FINANCIAL SERVICES, INC.


                                          By:  /s/ Robert F. Tannenhauser
                                               --------------------------
                                               Robert F. Tannenhauser
                                               President


                                          BUSINESS LOAN CENTER

                                          By:  Business Loan Center, Inc.,
                                               a general partner


                                          By:  /s/ Jennifer Napier
                                               --------------------------
                                               Jennifer Napier
                                               Chief Financial Officer


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

                          ACKNOWLEDGMENT OF INSTRUMENTS



STATE OF ___________________    )
                                )        SS.
COUNTY OF __________________    )


      On __________________________ before me, the undersigned notary public in and for said state, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

      WITNESS my hand and official seal.



Signature _______________________________            (Seal)


                          ACKNOWLEDGMENT OF INSTRUMENTS



STATE OF ___________________    )
                                )        SS.
COUNTY OF __________________    )


      On __________________________ before me, the undersigned notary public in and for said state, personally appeared ________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their


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

signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


      WITNESS my hand and official seal.



Signature _______________________________            (Seal)


                                  SCHEDULE 1.1


                             List of Loan Documents


                                  SEE ATTACHED.


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

                                  SCHEDULE 2.1

                       Calculation of Pro Rata Percentage

A.    Aggregate Outstanding
      Revolving Credit Loan                       $______________

B.    Aggregate Outstanding
      Revolving Credit Loan
      Against Unguaranteed
      Portion of Eligible
      SBA Loans (includes all
      Junior Participation Amounts)               $_______________


C.    Quotient of A divided by B                  ____%
      (the "Pro Rata Percentage")


                         Calculation of Assigned Amount

Pro Rata Percentage of
Revolving Credit Loan                             $________________

Pro Rata Percentage of
Accrued Interest                                   ________________

Pro Rata Percentage of
Reimbursable Expenses                              ________________

Pro Rata Percentage of
Other + or -                                       ________________
                                                   ================

TOTAL                                             $________________


All of the foregoing amounts have been determined as of the Effective Date.


Payment of the Assigned Amount is to made to:


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

Sterling National Bank
ABA No. ________________
Account No. ____________
For Account of Sterling National Bank


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